UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2022
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	Nasdaq Stock Market LLC

Introductory Note

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2022 (the “Original Form 8-K”) by Keurig Dr Pepper Inc. (“KDP” or the “Company”), to describe the separation and release agreement (the “Separation Agreement”) entered into between the Company and Tony Milikin, the Company’s former Chief Supply Chain Officer and a named executive officer in the Company’s 2022 Proxy Statement, who departed the Company effective as of October 28, 2022.

This Form 8–K/A does not modify or update other disclosures in, or exhibits to, the Original Form 8–K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 18, 2022, the Company and Mr. Milikin entered into the Separation Agreement. In accordance with the Company’s Executive Severance Plan, as amended effective July 29, 2022, the Separation Agreement provides that Mr. Milikin will receive severance benefits consistent with his Qualifying Termination without Cause, which is an amount equal to 1.5 times the sum of Mr. Milikin’s annual base salary and annual target bonus, payable in substantially equal installments over 18 months, as well as Company-provided outplacement services. In addition, in recognition of his contributions to the Company, as well as to make Mr. Milikin whole for certain compensation that he had forgone with his prior employer upon hire by the Company in September 2021, the Remuneration and Nominating Committee of the Company’s Board of Directors also approved a one-time lump sum payment in the gross amount of $2,000,000 to be paid to Mr. Milikin subject to his execution of and compliance with the Separation Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: November 23, 2022
	By:	/s/ Anthony Shoemaker
		Name:	Anthony Shoemaker
		Title:	Chief Legal Officer, General Counsel and Secretary